EXHIBIT 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Steve Filton	October 20, 2003
Chief Financial Officer
610-768-3300

UNIVERSAL HEALTH SERVICES, INC. REPORTS

INCREASED THIRD QUARTER EARNINGS

KING OF PRUSSIA, PA – Universal Health Services, Inc. (NYSE: UHS) announced today that its net income and earnings per share (diluted) were $47.4 million and $.76 for the three-month period ended September 30, 2003, and $151.1 million and $2.42 for the nine-month period ended September 30, 2003, respectively, after recording after tax, non-recurring gains on sales of $4.4 million or $.07 per share (diluted) and an after tax charge for the cumulative effect of a change in accounting principle of $1.7 million or $.03 per share (diluted). Excluding the non-recurring gains and the cumulative change in accounting principle, earnings per share (diluted) for the three-month period ended September 30, 2003 were $.72, an 11% increase from the earnings recorded in the third quarter of 2002. Revenues increased 10% to $896 million in the three-month period and by 11% to $2.69 billion in the nine-month period ended September 30, 2003. At September 30, 2003, the Company’s balance sheet debt, net of cash, was $615 million and its shareholders’ equity was $1.023 billion. The non-recurring gains in the third quarter of 2003 resulted from the sale of three radiation oncology centers in Kentucky and three medical office buildings located in Nevada. The cumulative effect of the change in accounting principle resulted from the adoption of Statement of Financial Accounting Standards No. 150 on July 1, 2003 for existing financial instruments entered into on or before May 31, 2003. As a result of a recent interpretation by the Financial Accounting Standards Board, it was determined that Statement No. 150 applied to minority partners’ interest in certain consolidated entities.

On a same facility basis, patient admissions to the Company’s acute care hospitals located in the U.S. and Puerto Rico decreased approximately 1% during the quarter ended September 30, 2003, as compared to the comparable prior year quarter, while patient admissions to the Company’s behavioral health care facilities owned in both periods increased approximately 1%. For the Company’s acute care hospitals owned in both periods located in the U.S. and Puerto Rico, revenues increased 7.2% and revenue per adjusted patient day increased 5.6% during the 2003 third quarter as compared to the prior year quarter. For the Company’s behavioral health hospitals owned in both periods, revenues increased 4.5% and revenue per adjusted patient day increased 3.2%.

Operating margins for the Company’s acute care hospitals located in the U.S. and Puerto Rico owned in both the three-month periods ended September 30, 2003 and September 30, 2002, increased to 17.0% from 16.7%. Operating margins for the Company’s behavioral health hospitals owned in both periods increased to 22.3% during the third quarter of 2003 from 19.2% during the prior year quarter. The Company’s operating margin (as calculated on the attached schedules of Supplemental Consolidated Income Statement Information), increased to 15.4% in the three-month period ended September 30, 2003, as compared to 15.3% in the same period of the prior year.

During the quarter, the Company announced its agreement to acquire a ninety percent (90%) ownership interest in Pendleton Memorial Methodist Hospital in Louisiana. The Company hopes to complete this acquisition, as well as the previously announced acquisition of three acute care hospitals in California either during or shortly after the fourth quarter. The proposed acquisitions remain subject to regulatory review and approval. In early October, the Company also opened its new 176-bed Spring Valley Hospital in Las Vegas and a 90-bed addition to its Northwest Texas Hospital in Amarillo, Texas.

There will be a conference call for investors at 9:00AM ET on Tuesday, October 21, 2003. The dial-in number is 1-877-648-7971.

Universal Health Services, Inc. is one of the nation’s largest hospital companies, operating acute care and behavioral health hospitals, ambulatory surgery and radiation centers nationwide, in Puerto Rico, and in France. It acts as the advisor to Universal Health Realty Income Trust, a real estate investment trust (NYSE: UHT).

Certain statements in this release may constitute forward-looking statements and are subject to various risks and uncertainties as discussed in the Company’s filings with the Securities and Exchange Commission. The Company is not obligated to update these forward-looking statements even if the Company’s assessment of these risks and uncertainties changes.

Management of the Company believes that operating income and operating margin (as calculated on the attached schedules of Supplemental Consolidated Income Statement Information), which are non-GAAP financial measures, are helpful to investors as measures of the Company’s operating performance. Since the source of financing for the purchase of property and equipment and other assets at each hospital varies, the Company believes that measuring operating performance before capital-related costs (such as depreciation and amortization, lease and rental and interest expense) provides a useful comparison of relative operating performance among its facilities. Operating income and operating margin are used by management as analytical indicators for purposes of assessing the relative operating performance of the Company’s individual hospitals and operating segments, and the overall Company. In addition, the Company’s use of operating income and operating margin enables investors to compare the performance of the Company with that of others in the industry. To obtain a complete understanding of the Company’s financial performance, operating income and operating margin should be examined in connection with net income, determined in accordance with GAAP, as presented in these financial statements as well as information provided elsewhere such as the Company’s Reports on Forms 10-Q and 10-K. Since the items excluded from operating income and operating margin are significant components in understanding and assessing financial performance under GAAP, these measures should not be considered to be an alternative to net income as a measure of the Company’s operating performance or profitability. Because operating income and operating margin are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, operating income and operating margin as presented may not be comparable to other similarly titled measures of other companies. Investors are encouraged to use GAAP measures when evaluating the Company’s financial performance.

For additional information on the Company, visit our web site: http://www.uhsinc.com.

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Universal Health Services, Inc.

Consolidated Statements of Income

(in thousands, except per share amounts)

Unaudited

	Three months ended September 30,		Nine months ended September 30,
	2003	2002	2003	2002
Net revenues	$896,332	$813,104	$2,694,094	$2,423,420
Operating charges:
Salaries, wages and benefits	362,440	323,331	1,075,670	964,633
Other operating expenses	213,424	196,007	628,950	586,199
Supplies expense	119,897	106,382	362,190	313,747
Provision for doubtful accounts	62,288	62,590	189,410	173,329
Depreciation and amortization	35,799	30,136	105,849	90,444
Lease and rental expense	15,994	15,609	47,676	46,089
Interest expense, net	8,615	8,636	27,839	25,768

	818,457	742,691	2,437,584	2,200,209

Income before gains on sales of assets and businesses, minority interests, income taxes and cumulative effect of change in accounting principle	77,875	70,413	256,510	223,211
Gains on sales of assets and businesses	(7,837)	0	(7,837)	0
Minority interests in earnings of consolidated entities	7,476	4,924	21,036	15,485

Income before income taxes and cumulative effect of change in accounting principle	78,236	65,489	243,311	207,726
Provision for income taxes	29,175	24,038	90,510	76,255

Income before cumulative effect of change in accounting principle	49,061	41,451	152,801	131,471
Cumulative effect of change in accounting principle, net of income taxes	1,699	0	1,699	0

Net income	$47,362	$41,451	$151,102	$131,471

Earnings per common share—basic	$0.83	$0.69	$2.62	$2.20

Earnings per common share—diluted	$0.76	$0.65	$2.42	$2.05

EARNINGS PER SHARE CALCULATION
Net income	$47,362	$41,451	$151,102	$131,471
Add: Debenture interest, net of taxes	2,222	2,134	6,577	6,317

Adjusted net income	$49,584	$43,585	$157,679	$137,788
Weighted average number of common shares—basic	57,354	59,883	57,762	59,893
Add: Shares for conversion of convertible debentures	6,577	6,577	6,577	6,577
Other share equivalents	909	715	787	689

Weighted average number of common shares and equiv.—diluted	64,840	67,175	65,126	67,159
Earnings per common share—diluted	$0.76	$0.65	$2.42	$2.05

Universal Health Services, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

Unaudited

	September 30, 2003	December 31, 2002
Assets:
Cash and cash equivalents	$28,261	$17,750
Accounts receivable, net	482,818	474,763
Other current assets	88,756	114,063

Total Current Assets	599,835	606,576
Property, plant and equipment, net	1,264,885	1,167,287
Other assets	553,754	549,366

Total Assets	$2,418,474	$2,323,229

Liabilities and Stockholders’ Equity:
Current portion of long-term debt	$11,225	$8,253
Other current liabilities	381,630	362,160

Total Current Liabilities	392,855	370,413
Other noncurrent liabilities	211,484	206,238
Minority interest	144,179	134,339
Long-term debt	632,526	680,514
Deferred income taxes	14,590	14,266

Total Liabilities	1,395,634	1,405,770
Stockholders’ equity	1,022,840	917,459

Total Liabilities and Stockholders’ Equity	$2,418,474	$2,323,229

Universal Health Services, Inc.

Supplemental Consolidated Income Statement Information

(in thousands)

unaudited

	Three months ended September 30, 2003		Three months ended September 30, 2002
Net revenues	$896,332	100.0%	$813,104	100.0%
Operating charges:
Salaries, wages and benefits	362,440	40.4%	323,331	39.8%
Other operating expenses	213,424	23.8%	196,007	24.1%
Supplies expense	119,897	13.4%	106,382	13.1%
Provision for doubtful accounts	62,288	6.9%	62,590	7.7%

	758,049	84.6%	688,310	84.7%

Operating income/margin	138,283	15.4%	124,794	15.3%
Depreciation and amortization	35,799		30,136
Lease and rental expense	15,994		15,609
Interest expense, net	8,615		8,636
Gains on sales of assets and businesses	(7,837)		0
Minority interests in earnings of consolidated entities	7,476		4,924

Income before income taxes and cumulative effect of change in accounting principle	78,236		65,489
Provision for income taxes	29,175		24,038

Income before cumulative effect of change in accounting principle	49,061		41,451
Cumulative effect of change in accounting principle, net of income taxes	1,699		0

Net income	$47,362		$41,451

	Amount	Per Diluted Share
Net income	$47,362	$0.76
Less: After-tax gain on sales of assets and businesses	(4,396)	$(0.07)
Plus: Cumulative effect of change in accounting principle,
net of income taxes	1,699	$0.03

Adjusted net income	$44,665	$0.72

Universal Health Services, Inc.

Supplemental Consolidated Income Statement Information

(in thousands)

unaudited

	Nine months ended September 30, 2003		Nine months ended September 30, 2002
Net revenues	$2,694,094	100.0%	$2,423,420	100.0%
Operating charges:
Salaries, wages and benefits	1,075,670	39.9%	964,633	39.8%
Other operating expenses	628,950	23.3%	586,199	24.2%
Supplies expense	362,190	13.4%	313,747	12.9%
Provision for doubtful accounts	189,410	7.0%	173,329	7.2%

	2,256,220	83.7%	2,037,908	84.1%

Operating income/margin	437,874	16.3%	385,512	15.9%
Depreciation and amortization	105,849		90,444
Lease and rental expense	47,676		46,089
Interest expense, net	27,839		25,768
Gains on sales of assets and businesses	(7,837)		0
Minority interests in earnings of consolidated entities	21,036		15,485

Income before income taxes and cumulative effect of change in accounting principle	243,311		207,726
Provision for income taxes	90,510		76,255

Income before cumulative effect of change in accounting principle	152,801		131,471
Cumulative effect of change in accounting principle, net of income taxes	1,699		0

Net income	$151,102		$131,471

	Amount	Per Diluted Share
Net income	$151,102	$2.42
Less: After-tax gain on sales of assets and businesses	(4,396)	$(0.07)
Plus: Cumulative effect of change in accounting principle, net of income taxes	1,699	$0.03

Adjusted net income	$148,405	$2.38	.

Universal Health Services, Inc.

Supplemental Statistical Information

(unaudited)

Same Facility:	% Change Quarter Ended 09/30/2003	% Change 9 mos. ended 09/30/2003
Acute Care Hospitals
Revenues	7.2%	8.5%
Adjusted Admissions	0.0%	0.9%
Adjusted Patient Days	1.6%	1.0%
Revenue Per Adjusted Admission	7.2%	7.5%
Revenue Per Adjusted Patient Day	5.6%	7.4%

Behavioral Health Hospitals
Revenues	4.5%	5.0%
Adjusted Admissions	0.6%	1.4%
Adjusted Patient Days	1.2%	2.1%
Revenue Per Adjusted Admission	3.8%	3.5%
Revenue Per Adjusted Patient Day	3.2%	2.9%

UHS Consolidated	Third Quarter Ended		Nine months Ended
	09/30/2003	09/30/2002	09/30/2003	09/30/2002
Revenues	$896,332	$813,104	$2,694,094	$2,423,420
EBITDA (1)	$114,813	$104,261	$369,162	$323,938
EBITDA Margin (1)	12.8%	12.8%	13.7%	13.4%
Cash Flow From Operations	$103,224	$111,115	$313,402	$245,181
Days Sales Outstanding	50	53	49	53
Capital Expenditures	$57,346	$59,532	$155,765	$156,684
Debt (net of cash)	—	—	$615,490	$645,766
Shareholders Equity	—	—	$1,022,840	$946,921
Debt / Total Capitalization	—	—	37.6%	40.5%
Debt / EBITDA (2)	—	—	1.28	1.56
Debt / Cash From Operations (2)	—	—	1.54	2.23
Acute Care EBITDAR Margin (3)	17.0%	16.7%	18.0%	17.3%
Behavioral Health EBITDAR Margin (3)	22.4%	19.2%	22.8%	20.3%

(1)	Net of Minority Interest
(2)	Latest 4 quarters
(3)	Before Corporate overhead allocation and minority interest

UNIVERSAL HEALTH SERVICES, INC.

SELECTED HOSPITAL STATISTICS

SEPTEMBER 30, 2003

AS REPORTED:

	FOR THE THREE MONTHS ENDED
	ACUTE (1)			BEHAVIORAL HEALTH
	9/30/03	9/30/02%		9/30/03	9/30/02%
Hospitals owned and leased	25	25	0.0%	39	37	5.4%
Average licensed beds	5,735	5,846	-1.9%	3,902	3,749	4.1%
Patient days	306,182	304,497	0.6%	263,926	253,190	4.2%
Average daily census	3,328.1	3,309.8	0.6%	2,868.8	2,752.1	4.2%
Occupancy-licensed beds	58.0%	56.6%	2.5%	73.5%	73.4%	0.2%
Admissions	65,628	66,401	-1.2%	21,949	21,542	1.9%
Length of stay	4.7	4.6	1.7%	12.0	11.8	2.3%
Inpatient revenue	$1,453,560	$1,270,856	14.4%	$269,972	$247,693	9.0%
Outpatient revenue	542,588	458,549	18.3%	35,764	34,420	3.9%
Total patient revenue	1,996,148	1,729,405	15.4%	305,736	282,113	8.4%
Other revenue	12,526	13,341	-6.1%	8,338	8,861	-5.9%
Gross hospital revenue	2,008,674	1,742,746	15.3%	314,074	290,974	7.9%
Total deductions	1,332,357	1,111,934	19.8%	164,054	150,576	9.0%
Net hospital revenue	$676,317	$630,812	7.2%	$150,020	$140,398	6.9%

SAME STORE:
	FOR THE THREE MONTHS ENDED
	ACUTE (1)			BEHAVIORAL HEALTH (2)
	9/30/03	9/30/02%		9/30/03	9/30/02%
Hospitals owned and leased	25	25	0.0%	37	37	0.0%
Average licensed beds	5,735	5,846	-1.9%	3,785	3,754	0.8%
Patient days	306,176	304,492	0.6%	256,662	253,193	1.4%
Average daily census	3,328.0	3,309.7	0.6%	2,789.8	2,752.1	1.4%
Occupancy-licensed beds	58.0%	56.6%	2.5%	73.7%	73.3%	0.5%
Admissions	65,628	66,401	-1.2%	21,745	21,542	0.9%
Length of stay	4.7	4.6	1.7%	11.8	11.8	0.4%

(1)	Does not include hospitals located in France.
(2)	North Star Hospital and Residential Center are excluded in both current and prior years.

UNIVERSAL HEALTH SERVICES, INC.

SELECTED HOSPITAL STATISTICS

SEPTEMBER 30, 2003

AS REPORTED:

	FOR THE NINE MONTHS ENDED
	ACUTE (1)			BEHAVIORAL HEALTH
	9/30/03	9/30/02%		9/30/03	9/30/02%
Hospitals owned and leased	25	25	0.0%	39	37	5.4%
Average licensed beds	5,735	5,846	-1.9%	3,892	3,749	3.8%
Patient days	932,743	928,562	0.5%	801,467	757,174	5.8%
Average daily census	3,416.6	3,401.3	0.5%	2,935.8	2,773.5	5.8%
Occupancy-licensed beds	59.6%	58.2%	2.4%	75.4%	74.0%	2.0%
Admissions	199,217	198,866	0.2%	65,932	63,969	3.1%
Length of stay	4.7	4.7	0.3%	12.2	11.8	2.7%
Inpatient revenue	$4,421,657	$3,799,360	16.4%	$817,616	$738,327	10.7%
Outpatient revenue	1,589,073	1,339,967	18.6%	115,515	112,170	3.0%
Total patient revenue	6,010,730	5,139,327	17.0%	933,131	850,497	9.7%
Other revenue	39,945	44,744	-10.7%	25,913	28,098	-7.8%
Gross hospital revenue	6,050,675	5,184,071	16.7%	959,044	878,595	9.2%
Total deductions	4,017,034	3,308,943	21.4%	501,440	452,653	10.8%
Net hospital revenue	$2,033,641	$1,875,128	8.5%	$457,604	$425,942	7.4%

SAME STORE:

	FOR THE NINE MONTHS ENDED
	ACUTE (1)			BEHAVIORAL HEALTH (2)
	9/30/03	9/30/02%		9/30/03	9/30/02%

Hospitals owned and leased	25	25	0.0%	37	37	0.0%
Average licensed beds	5,735	5,846	-1.9%	3,775	3,751	0.6%
Patient days	932,677	928,555	0.4%	776,685	757,220	2.6%
Average daily census	3,416.4	3,401.3	0.4%	2,845.0	2,773.7	2.6%
Occupancy-licensed beds	59.6%	58.2%	2.4%	75.4%	73.9%	1.9%
Admissions	199,217	198,866	0.2%	65,278	63,969	2.0%
Length of stay	4.7	4.7	0.3%	11.9	11.8	0.5%

(1)	Does not include hospitals located in France.
(2)	North Star Hospital and Residential Center are excluded in both current and prior years.